                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 16, 2001


                          Fog Cutter Capital Group Inc.
               (Exact Name of Registrant as Specified in Charter)



         Maryland                    0-23911         52-2081138
 (State or Other Jurisdiction       (Commission     (IRS Employer
   of Incorporation)                File Number)    Identification No.)


                  1410 SW Jefferson Street, Portland, OR 97201
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (503) 721-6500



Item 5.  Other Events.

         On October 16, 2001 David C. Egelhoff resigned as a member of the Board of Directors of Fog Cutter Capital Group Inc. (the "Company")and as a member of the Board of Directors of all subsidiaries of the Company. Mr. Egelhoff also resigned as a Trustee of the Fog Cutter Long Term Vesting Trust. The resignations were effective immediately.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         The following exhibit is filed as part of this report:

         David C. Egelhoff Resignation Letter dated October 16, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Fog Cutter Capital Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 16, 2001

                                          FOG CUTTER CAPITAL GROUP INC.


                                         By: /s/ Lawrence A. Mendelsohn
                                              -------------------------
                                              Lawrence A. Mendelsohn
                                              President


                                          By: /s/ R. Scott Stevenson
                                              -------------------------
                                              R. Scott Stevenson
                                              Senior Vice President and
                                              Chief Financial Officer